United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 23, 2001


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


Nova Scotia, Canada                    1-3793                   98-0085412
-----------------------             ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                Not Applicable
           (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.

Item 5.  Other Events

         On May 23, 2001, the Company reported that it had been informed by one of the working interest partners that the carried interest account reached undisputed payout status on January 19, 2001 and that the field generated total net revenues of approximately $5,700,000 (Cdn.) in January after the payout date. Canada Southern's 30% share was approximately $1,700,000 (Cdn.) and the Company received $866,000 (Cdn.) as that partner's January payment to the Company. The Company had previously reported on May 1, 2001 that it expected to receive aggregate net proceeds for the two months ended February 28, 2001 of approximately $1,800,000 (Cdn.).

         The Company's Annual Report on Form 10-K for the year ended December 31, 2000 should be read for a detailed discussion of the Kotaneelee litigation.

         Statements in this report that are not historical in nature are intended to be - and are hereby identified as -- "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Among these uncertainties are the cost, duration and ultimate outcome of the Kotaneelee gas field litigation, oil and gas prices, levels of oil and gas production and capital expenditures which may be made by operators of properties in which the Company has interests.



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.


         The press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                           (a)      Press release of the registrant dated
                                    May 23, 2001.

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CANADA SOUTHERN PETROLEUM LTD.
                                                                  (Registrant)



                                            By  /s/ Ben A. Anderson
                                                ------------------------------
                                                        Ben A. Anderson
                                                        President


Date:  May 24, 2001